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                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                      SCHEDULE 14A INFORMATION
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                   Securities Exchange Act of 1934

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                    MCDONNELL DOUGLAS CORPORATIOM
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